Federated MDT Small Cap Growth Fund
A Portfolio of Federated MDT Series
CLASS A SHARES (TICKER QASGX)
CLASS B SHARES (TICKER QBSGX)
CLASS C SHARES (TICKER QCSGX)
INSTITUTIONAL SHARES (TICKER QISGX)

SUPPLEMENT TO SUMMARY PROSPECTUS and PROSPECTUS DATED SEPTEMBER 30, 2013
In the Prospectus dated September 30, 2013, in the table titled “Annual Fund Operating Expenses” on page 1, for the “Fee Waivers and/or Expense Reimbursements,” please change the amount for Institutional Shares from 1.59% to 0.59% due to a printing error. The subsequent percentage for “Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements” of 1.51% remains correct.
April 30, 2014
Federated MDT Small Cap Growth Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q452150 (4/14)